                                                                      EXHIBIT 24

                                     KEYCORP

                                POWER OF ATTORNEY

      The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Annual Report"), hereby constitutes and appoints Paul N. Harris, Thomas C. Stevens, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

      This Power of Attorney may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of February 28, 2005.

/s/ Henry L. Meyer III                                  /s/ Jeffrey B. Weeden
-----------------------------------------------------   -----------------------------------
Henry L. Meyer III                                      Jeffrey B. Weeden
Chairman, Chief Executive Officer, President and        Senior Executive Vice President and
Director (Principal Executive Officer)                  Chief Financial Officer

/s/ Lee G. Irving                                       /s/ William G. Bares
-----------------------------------------------------   -----------------------------------
Lee G. Irving                                           William G. Bares, Director
Executive Vice President and Chief Accounting Officer
(Principal Accounting Officer)

/s/ Edward P. Campbell                                  /s/ Carol A. Cartwright
-----------------------------------------------------   -----------------------------------
Edward P. Campbell, Director                            Carol A. Cartwright, Director

/s/ Alexander M. Cutler                                 /s/ Henry S. Hemingway
-----------------------------------------------------   -----------------------------------
Alexander M. Cutler, Director                           Henry S. Hemingway, Director

/s/ Charles R. Hogan                                    /s/ Lauralee E. Martin
-----------------------------------------------------   -----------------------------------
Charles R. Hogan, Director                              Lauralee E. Martin, Director

/s/ Douglas J. McGregor                                 /s/ Eduardo R. Menasce
-----------------------------------------------------   -----------------------------------
Douglas J. McGregor, Director                           Eduardo R. Menasce, Director

/s/ Steven A. Minter                                    /s/ Bill R. Sanford
-----------------------------------------------------   -----------------------------------
Steven A. Minter, Director                              Bill R. Sanford, Director

/s/ Thomas C. Stevens
-----------------------------------------------------
Thomas C. Stevens, Director

/s/ Peter G. Ten Eyck, II
-----------------------------------------------------
Peter G. Ten Eyck, II, Director